注册商标使用许可合同

许可人：赵敏（简称甲方）

被许可人：三明华健生物工程有限公司（简称乙方）

经甲乙双方协商，达成协议如下：

1、甲方许可乙方自 2005 年 5 月 25 日至 2015 年 5 月 25 日在日用化学品商品上使用甲方注册的第 4538612 号（申请号）劲凉 商标；

2、乙方应付给甲方许可使用报酬人民币 500 元/年；

3、乙方可以于 2005 年 5 月 25 日至 2015 年 5 月 25 日内在 全国 地区使用上述注册商标；

4、甲方必须保证乙方在该地区内对该商标拥有专有使用权；

5、乙方须保证使用该商标的产品或服务符合国家质量标准。

本合同一式两份，双方各执一份。

甲　方：＿＿＿＿＿（章戳）　　乙　方：＿＿＿＿＿（章戳）

负责人：＿＿＿＿＿（章戳）　　负责人：＿＿＿＿＿（章戳）

签订时间：2005 年 5 月 25 日

签订地点：三明明都大厦